UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

   ☐  Preliminary Proxy Statement

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   ☒  Definitive Proxy Statement

   ☐  Definitive Additional Materials

   ☐  Soliciting Material Pursuant to §240.14a-12

Quaint Oak Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒         No fee required.

☐         Fee paid previously with preliminary materials.

☐         Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 8, 2026

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc. The meeting will be held at our headquarters, located at 501 Knowles Avenue, Southampton, Pennsylvania, 18966 on Wednesday, May 13, 2026, at 2:00 p.m., Eastern time. The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.

It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, date, and sign your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

On behalf of the Board of Directors of Quaint Oak Bancorp and all of the employees, I thank you for your continued interest and support.

Sincerely,

Robert T. Strong

Chief Executive Officer

quaint oak bank

Main Office
❶ 501 Knowles Avenue
Southampton, PA 18966

Regional Offices
❷ 1710 Union Boulevard
Allentown, PA 18109
❸ 117 Spring Garden Street
Philadelphia, PA 19123

Northampton
Lehigh
2
Allentown
Pennsylvania
Bucks
Montgomery
Southampton
1
5
4
3
Philadelphia

Quaint Oak Bancorp, Inc.
❶ 501 Knowles Avenue
Southampton, PA 18966

Regional Subsidiary Offices

Quaint Oak Abstract
❷ 1710 Union Boulevard
Allentown, PA 18109

Quaint Oak Insurance
❷ 1710 Union Boulevard
Allentown, PA 18109

Quaint Oak Mortgage
❶ 501 Knowles Avenue
Southampton, PA 18966
❷ 1710 Union Boulevard
Allentown, PA 18109
❹ 100 Spring Garden Street
Philadelphia, PA 19123
❺ 14500 Bustleton Avenue
Philadelphia, PA 19116

Oakmont Commercial
❶ 501 Knowles Avenue
Southampton, PA 18966

The main office is located in the Southampton Shopping Center at the intersection of Knowles Avenue and 2nd Street Pike. The entrance is on Knowles Avenue, and we are located at the northwest corner of the shopping center.

If you are driving from

1-95 and Street Road:
Proceed west on Street Road approximately 8½ miles. Turn left on Knowles Avenue and proceed 0.3 miles.

Pennsylvania Turnpike and Route 1 South:
Proceed west on Street Road approximately 5 miles. Turn left on Knowles Avenue and proceed 0.3 miles.

Bustleton Avenue:
Proceed north on Bustleton Avenue to Street Road. Turn left and proceed approximately 2½ miles. Turn left on Knowles Avenue and proceed 0.3 miles.

Huntingdon Pike (Route 232):
Proceed north on Huntingdon Pike. Huntingdon Pike becomes 2nd Street Pike. Turn left on Knowles Avenue and proceed to second entrance of shopping center.

QUAINT OAK BANCORP, INC. 501 Knowles Avenue Southampton, Pennsylvania 18966 (866) 795-4499

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	2:00 p.m., Eastern time, Wednesday, May 13, 2026

PLACE	Quaint Oak Bank 501 Knowles Avenue Southampton, Pennsylvania 18966

ITEMS OF BUSINESS	(1) To elect three directors for a three-year term expiring in 2029, and until their successors are elected and qualified;

(2) To ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Quaint Oak Bancorp common stock of record at the close of business on March 24, 2026, are entitled to vote at the meeting.

ANNUAL REPORT	Our 2025 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in “street” name with a broker or other nominee can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the voting instruction form you received. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS Aimee K. Ott Corporate Secretary
Southampton, Pennsylvania April 8, 2026

PROXY STATEMENT

OF

QUAINT OAK BANCORP, INC.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Quaint Oak Bancorp, Inc., the parent holding company of Quaint Oak Bank. Proxies are being solicited on behalf of our Board of Directors for use at the Annual Meeting of Shareholders to be held at our corporate headquarters located at 501 Knowles Avenue, Southampton, Pennsylvania, 18966 on Wednesday, May 13, 2026 at 2:00 p.m., Eastern time, and at any adjournment thereof for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about April 8, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 13, 2026. This proxy statement and our 2025 Annual Report are available on our website at www.quaintoak.com/investors/annual-meeting.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the attached Notice of Annual Meeting of Shareholders, including the election of directors and the ratification of our independent registered public accounting firm. In addition, management may report on the performance of Quaint Oak Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the voting record date for the annual meeting, March 24, 2026, are entitled to vote at the meeting. On the record date, we had 2,640,997 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted. Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors if you do not furnish instructions for proposal one to your broker. You should use the voting instruction form or broker card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered “broker non-votes” on the election of directors.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions. If your broker votes in his or her discretion on proposal two and you did not provide instructions for proposal one, then your shares will be considered “broker non-votes” on the election of directors.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in “street name,” then you are not the shareholder of record and you must ask your broker or other nominee about how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

●	First, you may complete and submit a new proxy card. Any earlier dated proxies will be revoked automatically.

●

Second, you may send a written notice to the Secretary of Quaint Oak Bancorp, Inc., Ms. Aimee K. Ott, Corporate Secretary, Quaint Oak Bancorp, Inc., 501 Knowles Avenue, Southampton, Pennsylvania 18966, in advance of the meeting stating that you would like to revoke your proxy.

●	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in street name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the annual meeting will constitute a quorum. Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote (i) FOR the nominees for director described herein, and (ii) FOR ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the year ending December 31, 2026.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast with a quorum, a majority of the outstanding shares entitled to vote represented in person or by proxy, present. The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected directors. The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the annual meeting is required for the approval of the proposal to ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2026. Under the Pennsylvania Business Corporation Law, abstentions and broker non-votes do not constitute votes cast and will not affect the vote required for the proposal to ratify the appointment of the independent registered public accounting firm.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors will be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors are elected by our shareholders for staggered terms, and until their successors are elected and qualified. At the annual meeting, shareholders of Quaint Oak Bancorp will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2029, and until their successors are elected and qualified.

Our Nominating and Corporate Governance Committee has recommended the re-election of Messrs. Clarke and Gonzalez and Ms. Vettori. No director is related to any other director or executive officer by first cousin or closer, except Mr. Strong who is the father of Ms. Ott. Each nominee and each director whose term continues currently serves as a director of Quaint Oak Bancorp and its subsidiary, Quaint Oak Bank.

Unless otherwise directed, each proxy card signed and returned by a shareholder will be voted for the election of the nominees for director listed below and on the following page. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below and on the following page may not be able to serve as a director if elected.

The tables on the following pages present information concerning the nominees for director and each director whose term continues, including tenure as a director. Terms as directors for all directors other than Messrs. Clarke, Gonzalez and Ozkan and Ms. Vettori include service as a director of Quaint Oak Bank prior to the formation of Quaint Oak Bancorp in 2007. Ages are reflected as of March 24, 2026.

Nominees for Director for a Three-Year Term Expiring in 2029

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships

James J. Clarke, Ph.D.

Director. Principal of Clarke Consulting, Villanova, Pennsylvania, a financial institution consulting firm specializing in asset/liability management, strategic planning and board/management education, since 2002. Trustee of Reliance Bank, Altoona, Pennsylvania since August 1995. Trustee of Phoenixville Federal Bank and Trust, Phoenixville, Pennsylvania from January 2011 to 2015. Director and Chair of the Audit Committee of Wright Investors’ Service, a privately held company, Milford, Connecticut, from 2002 to 2018. Director of First Financial Bank, Downingtown, Pennsylvania and its public holding company, Chester Valley Bancorp, Inc., from 2004 to 2005. Prior thereto, Mr. Clarke served as Professor of Finance and Economics, Villanova University from 1972 to 2002. Age 84.

Mr. Clarke has served as a Director since 2007 and holds the position of Chairman of the Asset and Liability Committee. His background as a professor of finance and economics and currently as a consultant to the banking industry brings unusual depth and perspective as a Director.

William R. Gonzalez, MBA

Director. Mr. Gonzalez has served as President and Director of Quaint Oak Bancorp since February 2025, President and Director of Quaint Oak Bank since May 2024 and September 2024, respectively, and Chief Operating Officer of Quaint Oak Bank since January 2023. Previously, Mr. Gonzalez served as Executive Vice President of Quaint Oak Bank since May 2020 through December 2023 and as Senior Vice President, Business Development from May 2013 through May 2020. Age 42.

Mr. Gonzalez has served as a Director of Quaint Oak Bank since 2024 and brings to the Board over 20 years of experience in banking and finance, including the ownership and operation of mortgage banking and title insurance firms. Since joining the Bank in 2009, Mr. Gonzalez has held several executive roles and has been a driving force behind its business development and growth. Mr. Gonzalez holds a bachelor’s degree in finance and a master’s degree in business administration, equipping him with the financial, strategic, and governance perspective necessary for effective public company leadership.

Susan M. Vettori

Director. Currently retired as of February 2023. Previously, President of Aria, Inc., T/A Susan’s Hallmark Shop, with multiple locations in Bucks and Philadelphia Counties, Pennsylvania from 1987 to 2023. Age 67.

Ms. Vettori has served as a Director of Quaint Oak Bank since 2021. Her experience of over three decades as the President of a local business with multiple locations in Bucks and Philadelphia Counties, Pennsylvania, brings to the Board a deep understanding of the local retail sales market, along with extensive management expertise. Her success highlights her proficiency in navigating both the retail and financial sectors, establishing her as a versatile and knowledgeable Board member.

The Board of Directors recommends that you vote FOR election of the nominees for Director.

Directors Whose Terms Are Continuing

Directors Whose Terms Expire in 2027

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships

Andrew E. DiPiero, Jr., Esq.

Director. Attorney with Baratta Law LLC, Huntingdon Valley, Pennsylvania, since November 2011. Currently, Of Counsel to the firm. Prior thereto, Partner with Stampone, D’Angelo, Renzi, DiPiero, Attorneys at Law, P.C., Cheltenham, Pennsylvania, since June 2004. Age 73.

Mr. DiPiero has served as a Director since 1984 and holds the position of Chairman of the Audit Committee. He brings the expertise of a practicing attorney to the Board of Directors and has an insight into both the Delaware and the Lehigh Valley market areas, having represented numerous clients in these areas. Additionally, he is Board Certified as a Civil Trial Advocate by the National Board of Trial Advocacy. Mr. DiPiero is rated AV Preeminent by Martindale Hubbell and has been awarded the designation of Super Lawyer by Philadelphia Magazine for every year since 2006.

Robert J. Phillips

Chairman of the Board of Quaint Oak Bancorp and Quaint Oak Bank since 2007 and 1984, respectively. Currently retired. Previously, President, Shipping Connections, Inc., Bristol, Pennsylvania from October 1996 to October 2003. Age 79.

Mr. Phillips has served as a director since 1968 and Chairman since 1984. Mr. Phillips also acts as a liaison to the Bank’s community serving in the position of Director and past President of the Centennial Education Foundation along with being a Director and past President of the Southampton Business and Professional Association.

Bora Ozkan, Ph.D.

Director. Associate Professor of Finance of Temple University, Philadelphia, PA since 2020 and prior thereto, Assistant Professor of Finance from 2014 to 2020. Mr. Ozkan also serves as Academic Director of Online MBA and Online BBA, Temple University, since 2018. Previously, Mr. Ozkan served as Managing Director of Capital Markets Room, Temple University, from 2014 to 2020. Age 48.

Dr. Ozkan has served as a director of Quaint Oak Bancorp and Quaint Oak Bank since February 2024 and November 2022, respectively. Dr. Ozkan brings expertise in fintech, ESG, corporate finance, emerging markets real estate, and business education to the Board. Dr. Ozkan has significant professional experience in international marketing and strategy, with a robust understanding of global financial markets. Dr. Ozkan holds advanced degrees in financial economics and business administration from the University of New Orleans, where he was recognized with a Dean’s Scholarship for his doctoral studies.

Directors Whose Terms Expire in 2028

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships

John J. Augustine, CPA

Director. Chief Financial Officer of Quaint Oak Bancorp and Chief Financial Officer and Treasurer of Quaint Oak Bank since October 5, 2009 and Executive Vice President of Quaint Oak Bancorp and Quaint Oak Bank since May 2016 and May 2013, respectively. Previously, Senior Audit Manager of Teleflex, Inc., Limerick, Pennsylvania from February 2006 to September 2009. Prior thereto, Mr. Augustine was a self-employed consultant for JJA Consulting, Lansdale, Pennsylvania from January 2004 to February 2006; and Executive Vice President and Chief Financial Officer of Reda Sports, Inc., West Easton, Pennsylvania from March 1997 to January 2004. Age 73.

Mr. Augustine has served as a Director since 2000. As a certified public accountant, he brings extensive business and consulting experience to the Board. He has more than 25 years of service with financial institutions, including serving as Vice President and Controller for Vista Bancorp, Inc., and Assistant Controller of Germantown Savings Bank.

Kenneth R. Gant, MBA	Director. Currently retired. Previously, Associate Agent of Landis Agencies, Operations Manager, Quakertown, Pennsylvania from February 2008 to November 2020. Age 67.

Mr. Gant has served as a Director since 1986, and brings the perspective of risk management to the Board from his business life involvement, at many levels, in the insurance business. Mr. Gant has also earned his MBA degree which brings a higher view of business activities to his position as Director. Mr. Gant also holds the CIC (Certified Insurance Counselor), CPCU (Chartered Property and Casualty Underwriter) and CRM (Certified Risk Manager) designations.

Robert T. Strong

Director. Chief Executive Officer of Quaint Oak Bancorp and Chief Executive Officer of Quaint Oak Bank since March 2007 and June 2001, respectively. Previously, President of Quaint Oak Bancorp from March 2007 to February 2025 and President of Quaint Oak Bank from June 2001 to May 2024. Age 79.

Mr. Strong has served as a Director of Quaint Oak Bank since 2000 and Quaint Oak Bancorp since 2007. Having focused his professional career in banking, Mr. Strong brings an extensive background in financial institutions and leadership expertise to the Board. Mr. Strong also brings entrepreneurial business knowledge and experience to the Board through his prior ownership and operation of Strong Financial Corporation.

Executive Officer Who Is Not Also a Director

Set forth below is information with respect to the principal occupations during the last five years for the executive officer of Quaint Oak Bancorp and our subsidiary, Quaint Oak Bank, who does not also serve as a director of Quaint Oak Bancorp. Age is reflected as of March 24, 2026.

Aimee K. Ott, age 55 years, has served as Corporate Secretary of Quaint Oak Bancorp and Quaint Oak Bank since August 2024 and Executive Vice President of Quaint Oak Bancorp and Quaint Oak Bank since August 2024 and May 2022, respectively. Previously, Ms. Ott served as Senior Vice President of Quaint Oak Bank from May 2020 to May 2022. Prior thereto, Ms. Ott served as Vice President Human Resources and Marketing of Quaint Oak Bank from May 2018 through May 2020, an Appointed Officer Vice President Human Resources and Marketing from May 2017 through May 2018, and an Appointed Officer Vice President Human Resources from May 2014 through May 2016. Ms. Ott has served as Senior Vice President, Human Resources and Marketing of Quaint Oak Mortgage, LLC since May 2020 and previously served as Vice President, Human Resources and Marketing of Quaint Oak Mortgage, LLC from May 2016 to May 2020.

Committees and Meetings of the Board of Directors

The Board of Directors of Quaint Oak Bancorp has established a Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee. During the fiscal year ended December 31, 2025, the Board of Directors of Quaint Oak Bancorp held fourteen meetings. No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he or she served that were held during this period. The Board of Directors has determined that a majority of its members are independent directors as “independent director” is defined in the Nasdaq listing standards. Our independent directors are Messrs. Clarke, DiPiero, Gant, Ozkan and Phillips and Ms. Vettori.

Committee Membership. The following table sets forth the membership of the committees as of the date of this proxy statement.

Director	Audit	Compensation	Nominating and Corporate Governance
James J. Clarke, Ph.D.		*
Andrew E. DiPiero, Jr., Esq.	**	*
Kenneth R. Gant, MBA	*		*
Robert J. Phillips	*	**	*
Robert T. Strong			**
Susan M. Vettori	*

____________________________________________

*         Member

**       Chairman

Audit Committee. The primary purpose of the Audit Committee, as set forth in the committee’s charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors our adherence in accounting and financial reporting to generally accepted accounting principles. The Board of Directors has not identified a member of the Audit Committee who meets the Securities and Exchange Commission’s definition of audit committee financial expert. The Board of Directors believes that the Audit Committee members have sufficient expertise to fulfill their fiduciary duties.

The Audit Committee meets at least quarterly and otherwise on an as needed basis. The Audit Committee met nine times in 2025. The Board of Directors and the Audit Committee adopted an Audit Committee Charter which is available on our website at www.quaintoak.com under the “Investor Relations” heading.

Compensation Committee. The Compensation Committee reviews the compensation of our executive officers and met two times in 2025. No member of the Compensation Committee is a current or former officer or employee of Quaint Oak Bancorp or Quaint Oak Bank. The Compensation Committee has adopted a written charter which is available on our website at www.quaintoak.com under the “Investor Relations” heading.

Nominating and Corporate Governance Committee. Nominations for director of Quaint Oak Bancorp are reviewed by the Nominating and Corporate Governance Committee and submitted to the full Board of Directors for approval. The Nominating and Corporate Governance Committee met once during 2025. Mr. Strong, who is our Chief Executive Officer, serves as a member of the Nominating and Corporate Governance Committee and its Chair. The Charter of the Nominating and Corporate Governance Committee is available on our website at www.quaintoak.com under the “Investor Relations” heading.

Board Leadership Structure

Mr. Robert T. Strong serves as our Chief Executive Officer, our principal executive officer, and Mr. Robert J. Phillips serves as our Chairman of the Board.  The Board of Directors has determined that the separation of the offices of Chairman of the Board and Chief Executive Officer enhances Board independence and oversight. Further, the separation of the Chairman of the Board permits the Chief Executive Officer to better focus on his responsibilities of overseeing our strategic direction, acting as the liaison between the Board of Directors and corporate operations, enhancing shareholder value, serving as Investor Relations Manager and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management.  Mr. Phillips is an independent director under the rules of the Nasdaq Stock Market.

Directors’ Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, we expect that our directors will attend, absent a valid reason for not doing so. All of our directors attended our annual meeting of shareholders held in May 2025.

Director Nominations

The Nominating and Corporate Governance Committee’s charter sets forth certain criteria the committee may consider when recommending individuals for nomination to the Board including:

●	ensuring that the Board of Directors, as a whole, is diverse by considering:

o	individuals with various and relevant career experience;
o	relevant technical skills;
o	industry knowledge and experience;
o	financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the U.S. Securities and Exchange Commission); and
o	local or community ties, and

●	minimum individual qualifications, including:

o	strength of character;
o	mature judgment;
o	familiarity with our business and industry;
o	independence of thought; and
o	an ability to work collegially.

The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board of Directors should notify our Corporate Secretary in writing providing whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

Director Compensation

Director Compensation Table. The following table sets forth total compensation paid to each director who served as a director of Quaint Oak Bancorp during 2025, other than Messrs. Strong, Augustine and Gonzalez whose compensation is set forth below under “Executive Compensation.” Quaint Oak Bank does not have a defined benefit pension plan or retirement plan for the benefit of directors.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	Total
James J. Clarke, Ph.D.	$14,650	$-	$-	$14,650
Andrew E. DiPiero, Jr., Esq.	17,200	-	-	17,200
Kenneth R. Gant, MBA	20,425	-	-	20,425
Bora Ozkan, Ph.D.	18,250	-	-	18,250
Robert J. Phillips	38,800	-	-	38,800
Susan M. Vettori	17,950	-	-	17,950

________________________

(1)         As of December 31, 2025, each of our non-employee directors held the following aggregate number of unvested stock awards and outstanding options:

	Aggregate Number of Equity Awards Outstanding at Fiscal Year End
Name	Stock Awards	Option Awards
James J. Clarke, Ph.D.	600	5,100
Andrew E. DiPiero, Jr., Esq.	600	9,000
Kenneth R. Gant, MBA	600	8,000
Bora Ozkan, Ph.D.	600	5,000
Robert J. Phillips	600	9,115
Susan M. Vettori	600	5,000

Narrative to Director Compensation Table. Members of our Board of Directors, all of whom also serve on the Board of Directors of Quaint Oak Bank, receive no compensation for membership on the Board of Quaint Oak Bancorp. During 2025, each director of Quaint Oak Bancorp, other than Messrs. Strong, Augustine and Gonzalez received an annual retainer of $4,500 and received $575 for each meeting of the Board of Directors of Quaint Oak Bank, with one paid absence permitted per year. For meetings of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Directors’ Compliance Oversight Committee and Asset Liability Committee, members received $300 for each committee meeting. Mr. Phillips, as Chair of the Compensation Committee, received $375 per meeting as Chair. Mr. DiPiero received $450 per meeting as Chair of the Audit Committee. Messrs. Clarke, Gant and Ozkan, as Chairs of Quaint Oak Bank’s Asset Liability Committee, Enterprise Risk Management Committee and Strategic Banking Initiatives Committee, respectively, received $375 per committee meeting. The other Enterprise Risk Management Committee and Strategic Banking Initiatives Committee members are executive officers and did not receive committee meeting fees. Committee fees are paid only if the meeting is attended. In addition to the regular annual retainer and meeting fees, the Chairman of the Board received a fee of $1,625 per month during fiscal 2025.

Members of our Board of Directors, other than Messrs. Strong, Augustine and Gonzalez, did not receive grants or awards of shares or stock options during 2025. Previously, during the year ended December 31, 2023, we made grants and awards of shares and stock options to the members of our Board of Directors under our 2023 Stock Incentive Plan. Each of our non-employee directors received a grant of 1,000 shares and an award of 5,000 stock options. The grants and awards of shares and stock options are vesting at a rate of 20% per year commencing on May 10, 2024, and will be fully vested as of May 10, 2028. The stock options have an exercise price of $18.00 per share and must be exercised by, or will expire on, May 10, 2033.

Insider Trading Policy

Quaint Oak Bancorp has adopted a Statement of Policy and Procedures Governing Trading in Shares of Quaint Oak Bancorp, Inc. (the “Insider Trading Policy”), which is applicable to our directors, senior officers, including those involved in the earnings release process, and individuals residing in their households. The Insider Trading Policy also applies to Quaint Oak Bancorp itself. The Insider Trading Policy provides guidelines and procedures with respect to the use of material non-public information and prohibits engaging in transactions in our common stock in violation of applicable laws and regulations of the SEC.

The policy provides that those subject to the Insider Trading Policy must notify Quaint Oak Bancorp's Chief Financial Officer and/or Stock Compliance Officer prior to placing an order to trade securities of Quaint Oak Bancorp. Further, directors, senior officers or other employees involved in our earning release process or members of their households may not purchase or sell securities of Quaint Oak Bancorp during a blackout period, which includes a specified number of days before and after the publication by Quaint Oak Bancorp of an earnings release. The Insider Trading Policy also directs that those subject to the policy may not enter into hedging transactions with respect to Quaint Oak Bancorp common stock unless any such transactions have been pre-cleared by Quaint Oak Bancorp’s Board of Directors upon review of a written request by the director or senior officer which provides the rationale for such transaction. A copy of Quaint Oak Bancorp's Insider Trading Policy was filed as Exhibit 19.1 to its Annual Report on Form 10-K for the year ended December 31, 2024 with the SEC.

Practices Related to the Grant of Equity Awards

Equity awards are discretionary and are granted to our directors, officers and employees by the Compensation Committee of the Board of Directors. Equity awards were granted in September 2025. The Compensation Committee considered material nonpublic information when determining the timing and terms of equity awards in fiscal 2025. Quaint Oak Bancorp does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Accordingly, we do not have a specific policy or practice on the timing of such awards in relation to our disclosure of material nonpublic information.

Related Party Transactions

Certain of our directors and executive officers as well as members of their immediate families and others who are considered “related persons” under Item 404 of Regulation S-K of the SEC are also customers of Quaint Oak Bank. Any loans to related persons are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Quaint Oak Bank. We had no loans outstanding to our directors, executive officers, any of their immediate family members or any related persons at December 31, 2025.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation paid by Quaint Oak Bank to our Chief Executive Officer and the other two highest compensated executive officers for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(2)	All Other Compensation(3)	Total
Robert T. Strong	2025	$355,000	$20,000	$5,075	$6,775	$15,659	$402,509
Chief Executive Officer	2024	350,000	30,800	--	--	21,240	402,040

John J. Augustine	2025	$265,000	$20,000	$5,075	$6,775	$10,892	$307,742
Executive Vice President and Chief Financial Officer	2024	265,000	25,667	--	--	13,697	304,364

William R. Gonzalez	2025	$264,790	$24,627	$20,300	$18,970	$7,682	$336,369
President	2024	245,094	25,667	--	--	8,876	279,637

___________________________

(1)	Reflects bonus for the year, paid in the following fiscal year.

(2)

Reflects the grant date fair value in accordance with FASB ASC Topic 718 for stock awards and stock options that were granted during the fiscal year. The valuation of the restricted stock awards is based on a grant date fair value of $10.15. The assumptions used in valuing the stock option awards are set forth in Note 15 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2025.

(3)

Includes the fair market value, based on a closing price of $11.50 on December 31, 2025, of the shares of Quaint Oak Bancorp common stock, cash dividends and forfeitures allocated to the employee stock ownership plan accounts of Messrs. Strong, Augustine and Gonzalez and life insurance premiums. All other compensation does not include amounts attributable to other miscellaneous benefits. The costs to Quaint Oak Bank of providing such benefits did not exceed $10,000.

Narrative to Summary Compensation Table. The Compensation Committee approved a base salary of $376,000 for Mr. Strong, which is reflected in his amended and restated employment agreement, effective February 12, 2025; however, Mr. Strong elected to take a salary of $355,000 for 2025 regardless of the recommendation of the Compensation Committee. The dollar amount of his base salary was determined by the Compensation Committee’s review of the local market for chief executive officer compensation and was intended to ensure that Quaint Oak Bank remained competitive in attracting and retaining a qualified chief executive officer. The Compensation Committee approved a bonus pool for all executive officers for 2025 which was paid in 2026. The base amount of the bonus pool was 10% of the consolidated net income for the year ended December 31, 2025 of Quaint Oak Bank, excluding income of Quaint Oak Bancorp, with the total aggregate cash payout to executive officers not to exceed 120% of the bonus pool. Such aggregate payments totaled approximately 42.7% of the bonus pool for 2025, which amounted to $86,169. In determining the amount of the bonus pool allocated, the Compensation Committee utilized a performance matrix. The matrix consisted of the following six targets: loan growth; checking growth; subsidiary production; return on assets; efficiency ratio; Texas Ratio; and Camel rating. Mr. Strong elected to take a reduced bonus equal to approximately 23% of the aggregate payments.

During the year ended December 31, 2025, we made grants and awards of shares and stock options to Messrs. Strong, Augustine and Gonzalez under our 2023 Stock Incentive Plan. Messrs. Strong and Augustine each received a grant of 500 shares and an award of 2,500 stock options. Mr. Gonzalez received a grant of 2,000 shares and 7,000 stock options. The grants and awards of shares and stock options are vesting at a rate of 20% per year commencing on September 5, 2026, and will be fully vested as of September 5, 2030. The stock options have an exercise price of $10.15 per share and must be exercised by, or will expire on, September 5, 2035.

At the annual meeting of shareholders of Quaint Oak Bancorp held on May 14, 2025, the shareholders recommended, on an advisory basis, that future advisory votes on executive compensation should be held every three years. Consistent with the shareholder recommendation, the Board of Directors of Quaint Oak Bancorp determined that it would hold an advisory vote on executive compensation every three years. The next advisory vote on the compensation of our named executive officers will be presented at the annual meeting in May 2028.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth outstanding equity awards at December 31, 2025, to our named executive officers.

	Option Awards				Stock Awards
	Number of Securities				Number of Shares		Market Value of
	Underlying			Option	or Units of Stock		Shares or Units of
	Unexercised Options		Exercise	Expiration	That Have Not		Stock That Have
Name	Exercisable	Unexercisable	Price	Date	Vested		Not Vested(4)
Robert T. Strong	--	2,500	$10.15	9/5/2035(1)	500	(1)	$5,750
	6,000	9,000	18.00	5/10/2033(2)	2,700	(2)	31,050
	14,962	--	13.30	5/9/2028(3)
John J. Augustine	--	2,500	$10.15	9/5/2035(1)	500	(1)	$5,750
	6,000	9,000	18.00	5/10/2033(2)	2,700	(2)	31,050
	17,000	--	13.30	5/9/2028(3)
William R. Gonzalez	--	7,000	$10.15	9/5/2035(1)	2,000	(1)	$23,000
	6,000	9,000	18.00	5/10/2033(2)	2,700	(2)	31,050
	11,220	--	13.30	5/9/2028(3)

_____________________

(1)	Granted pursuant to our 2023 Stock Incentive Plan and vesting at a rate of 20% per year commencing September 5, 2026.

(2)	Granted pursuant to our 2023 Stock Incentive Plan and vesting at a rate of 20% per year commencing May 10, 2024.

(3)	Granted pursuant to our 2018 Stock Incentive Plan and fully vested as of May 9, 2023.

(4)

Calculated by multiplying the closing market price of our common stock on December 31, 2025, which was $11.50, by the applicable number of shares of common stock underlying the executive officer’s stock awards.

Pay versus Performance

The following table sets forth information concerning the compensation of our named executive officers for the fiscal years ended December 31, 2025, 2024 and 2023 and certain measures of our financial performance for those years.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (2)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return (4)	Net Income (5) (in thousands)
2025	$402,509	$418,109	$322,055	$348,508	$104.34	$322
2024	402,040	393,559	292,001	283,520	94.78	2,795
2023	521,944	198,139	387,623	78,556	53.55	2,020

_______________________

(1)

Represents the total compensation of our principal executive officer (“PEO”), Mr. Strong, as reported in the Summary Compensation Table for each year indicated. Mr. Strong was the only person who served as our PEO during those years.

(2)

Represents the “compensation actually paid” to Mr. Strong and to our non-PEO named executive officers, as calculated in accordance with Item 402(v) of Regulation S-K. The following table presents the adjustments made to Mr. Strong’s and the non-PEO named executive officers’ Summary Compensation Table total for each year to determine their average compensation actually paid.

	Adjustments to Determine Compensation Actually Paid to
	PEO			Non-PEO Named Executive Officers
	2025	2024	2023	2025	2024	2023
Summary Compensation Table total	$402,509	$402,040	$521,944	$322,055	$292,001	$387,623
Increase for the change in fair value from the prior year-end to the end of the covered year of awards granted prior to the covered year that were outstanding and unvested as of the end of the covered year	11,700	(17,160)	(287,625)	12,870	(17,160)	(287,625)
Increase for the change in fair value from the prior year-end to the vesting date of awards granted prior to the covered year that vested during the covered year	3,900	8,679	(36,180)	13,583	8,679	(21,443)
	$418,109	$393,559	$198,139	$348,508	$283,520	$78,556

(3)

Represents the average of the total compensation of each of our non-PEO named executive officers (Messrs. Augustine and Gonzalez), as reported in the Summary Compensation Table for each year indicated. Messrs. Augustine and Gonzalez were our only non-PEO named executive officers for those years.

(4)

Represents the total return to shareholders of our common stock and assumes that the value of the investment was $100 beginning on December 31, 2024, 2023 and 2022, respectively, and that the subsequent dividends were reinvested during the fiscal year. The stock price performance included in this column is not necessarily indicative of future stock price performance.

(5)	Represents our reported net income for each year indicated.

Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Other NEOs and the Company's Cumulative Total Shareholder Return (TSR) and the Company’s Net Income. The following graphs show the relationship between the compensation actually paid to our PEO and the average of the compensation actually paid to our other named executive officer (“NEOs”) to our total shareholder return and net income over the three most recently completed fiscal years.

Employment Agreements

Quaint Oak Bancorp and Quaint Oak Bank entered into amended and restated employment agreements with Messrs. Strong, Gonzalez and Augustine and an employment agreement with Ms. Aimee K. Ott, dated as of February 12, 2025. The employment agreements have a three-year term which is automatically extended each year for a successive additional one-year period, unless either party gives written notice not less than thirty (30) days nor more than ninety (90) days prior to the annual anniversary date, not to extend the employment term.

The employment agreements provide for a minimum base salary of $376,000, $265,000, $265,000 and $213,000 to be paid to Messrs. Strong, Gonzalez and Augustine and Ms. Ott, respectively, which may be increased from time to time by the Board of Directors. Messrs. Strong, Gonzalez and Augustine and Ms. Ott are also eligible for a bonus in such amount as determined by the Board of Directors at its discretion. The agreements also provide that Messrs. Strong, Gonzalez and Augustine and Ms. Ott may participate in employee benefit plans, shall be reimbursed for expenses incurred in performing their duties and shall be entitled to unlimited paid time off as approved by the Board of Directors. The employment agreements include non-disclosure provisions, a non-compete period of one year following the executive’s termination of employment and a non-solicitation period of three years following his or her termination of employment.

The employment agreements are terminable with or without cause by Quaint Oak Bancorp and Quaint Oak Bank. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after termination by Quaint Oak Bancorp and Quaint Oak Bank for cause, as defined in the agreements. In the event that the employment agreements are terminated by Quaint Oak Bancorp and Quaint Oak Bank other than for cause or by the executive as a result of certain adverse actions which are taken with respect to his or her employment following a change in control, as defined, then the executive will be entitled to a lump sum cash severance amount equal to 2.99 times his or her average annual compensation for the last three calendar years, subject to reduction pursuant to Section 280G of the Internal Revenue Code (the “Code”), as set forth below.

A change in control is generally defined in the employment agreements to mean a change in the ownership or effective control of Quaint Oak Bancorp or Quaint Oak Bank or a change in the ownership of a substantial portion of the assets of Quaint Oak Bancorp or Quaint Oak Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.

The employment agreements provide that, in the event any of the payments to be made thereunder are deemed to constitute “parachute payments” within the meaning of Section 280G of the Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the executive’s average annual compensation from Quaint Oak Bancorp and Quaint Oak Bank that was includable in the executive’s gross income during the most recent five taxable years ending prior to the year in which the change in control occurs. As a result, the severance payment in the event of a change in control will not be subject to a 20% excise tax, and Quaint Oak Bancorp and Quaint Oak Bank will be able to deduct such payment as compensation expense for federal income tax purposes, subject to any limits imposed by Section 162(m) of the Code.

In the event that prior to a change in control an executive’s employment agreement is terminated by Quaint Oak Bancorp and Quaint Oak Bank other than for cause or the executive’s death or disability, or by the executive for “good reason,” as defined, then Quaint Oak Bancorp and Quaint Oak Bank will pay the executive a lump sum cash severance payment equal to three times the executive’s current base salary within 30 days following his or her termination. Upon the executive’s death or disability, Quaint Oak Bancorp and Quaint Oak Bank shall pay the executive or his or her estate or legal representative, a lump sum cash severance payment equal to one times the executive’s current base salary within 30 days following his or her termination, plus a lump sum equal to the prorated portion of the bonus that would have been paid if he or she had remained employed for the full calendar year, based upon the portion of the year that the executive was able to perform his or her duties prior to his or her death or disability.

Retirement Benefits

Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry. Our executive compensation program currently includes (i) a 401(k) profit sharing plan which enables our employees to supplement their retirement savings with elective deferral contributions and permits matching and discretionary contributions by us, and (ii) an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant.

401(k) and Profit Sharing Plan. We adopted the Quaint Oak Bank 401(k) Plan effective May 1, 2012. To participate in the 401(k) Plan, eligible employees must have completed two months of full-time service and attained age 21. Participating employees may make elective salary reduction contributions of up to $24,500 (for 2026, as indexed annually). Participants who are age 50 or older are permitted to make catch-up contributions to the plan up to $8,000 for 2026, as indexed annually. Those who are age 60-63 are permitted to make 150% of standard catch-up contributions to the plan up to $11,250 for 2026. Starting in 2026, the catch-up contributions for those participants who earn more than $150,000 in the prior year must make catch-up contributions on a Roth basis in employer-sponsored retirement plans. Quaint Oak Bank may contribute a matching contribution to the plan in an amount it determines each year. We are also permitted to make discretionary profit-sharing contributions to be allocated to participant accounts.

Employee Stock Ownership Plan. Quaint Oak Bancorp maintains an employee stock ownership plan for the benefit of our eligible employees. We may, at our discretion, make contributions to the employee stock ownership plan and contributed $108,245 for the year ended December 31, 2025, which was used to purchase shares from a participant’s distribution election that were reallocated to current participants in the plan. Any shares contributed to the employee stock ownership plan are allocated to each eligible participant's plan account pro rata based on compensation. Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Participants become 100% vested after six years of service or normal retirement age. Participants also become fully vested in their account balances upon a change in control (as defined), death or disability. Benefits may be payable upon retirement or separation from service.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Quaint Oak Bancorp’s audited consolidated financial statements with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed in PCAOB Auditing Standard No. 16, (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Quaint Oak Bancorp’s Annual Report on Form 10-K for fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Andrew E. DiPiero, Jr., Esq., Chairman
Kenneth R. Gant, MBA
Robert J. Phillips
Susan M. Vettori

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)

Our Audit Committee has appointed S.R. Snodgrass, P.C., independent registered public accounting firm, to perform the audit of Quaint Oak Bancorp’s financial statements for the year ending December 31, 2025, and further directed that their selection be submitted for ratification by the shareholders at the annual meeting.

We have been advised by S.R. Snodgrass, P.C. that neither that firm nor any of its associates has any relationship with Quaint Oak Bancorp or Quaint Oak Bank other than the usual relationship that exists between independent registered public accounting firms and their clients. S.R. Snodgrass, P.C. will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The following table sets forth the aggregate fees paid by us to S.R. Snodgrass, P.C. for professional services in connection with the audit of Quaint Oak Bancorp’s consolidated financial statements for the years ended December 31, 2025 and 2024 and the fees paid by us to S.R. Snodgrass, P.C. for tax services during the years ended December 31, 2025 and 2024. No fees were paid by us to S.R. Snodgrass, P.C. for audited-related services or any other services rendered by S.R. Snodgrass, P.C. during fiscal 2025 or 2024.

	Year Ended December 31,
	2025	2024
Audit Fees(1)	$170,397	$147,406
Audit-related fees(2)	15,480	--
Tax fees (3)	24,277	32,904
All other fees	--	--
Total	$210,154	$180,310

____________________

(1)

Audit fees consist of fees for professional services rendered for the audit of Quaint Oak Bancorp’s financial statements and internal control over financial reporting, review of financial statements included in Quaint Oak Bancorp’s quarterly reports, financial and compliance audits required by HUD, and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of fees related to the employee stock ownership plan audit for the years ended December 31, 2024 and 2023.

(3)	Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax, audit and related services.

In determining whether to appoint S.R. Snodgrass, P.C. as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by S.R. Snodgrass, P.C. is compatible with maintaining their independence. Each new engagement of S.R. Snodgrass, P.C. was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC’s rules.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Quaint Oak Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

The Audit Committee separately approves other individual engagements as necessary. The chair of the Audit Committee has been delegated the authority to approve audit-related and non-audit related services in lieu of the full Audit Committee and presents all such previously-approved engagements to the full Audit Committee.

The Board of Directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables below set forth, as of March 24, 2026, the voting record date, certain information as to our common stock beneficially owned by (a) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (b) our directors, (c) certain executive officers of Quaint Oak Bancorp and/or Quaint Oak Bank, and (d) all directors and executive officers as a group.

	Common Stock Beneficially Owned as of March 24, 2026(1)
Name of Beneficial Owner	Amount		Percentage(2)
5% Owners:

Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan Trust 501 Knowles Avenue Southampton, Pennsylvania 18966	208,924	(3)	7.9%

Phil Lifschitz 17555 Collins Avenue, UPH 1 Sunny Isles Beach, Florida 33160	181,600	(4)	6.9

Directors:
John J. Augustine, CPA	134,747	(5)(6)	5.1%
James J. Clarke, Ph.D.	73,390	(5)(7)	2.8%
Andrew E. DiPiero, Jr., Esq.	41,227	(5)(8)	1.6%
Kenneth R. Gant, MBA	50,290	(5)(9)	1.9%
William R. Gonzalez	65,821	(5)(10)	2.5%
Bora Ozkan Ph.D.	4,600	(5)	0.2%
Robert J. Phillips	81,972	(5)(11)	3.1%
Robert T. Strong	296,559	(5)(12)	11.1%
Susan M. Vettori	4,784	(5)	0.2%

Other Executive Officer:
Aimee K. Ott	37,264	(5)(13)	1.4%
All directors and executive officers as a group (10) persons)	790,654	(5)(14)	28.6%

____________________________

(1)

Based upon filings made with the Securities and Exchange Commission and information furnished by the respective individuals. Pursuant to regulations under the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. A person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options.

(2)

Each beneficial owner’s percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(Footnotes continued on following page)

_______________________

(3)

Mr. John J. Augustine and Ms. Aimee K. Ott act as trustees of the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan Trust. As of March 24, 2026, 208,924 shares held in the plan trust were allocated to individual accounts established for participating employees. In general, the allocated shares held in the plan trust as of March 24, 2026, will be voted by the plan trustees in accordance with the instructions of the participants. Unallocated shares, if any, are generally required to be voted by the plan trustees for or against proposals to shareholders in the same proportion as the shares of Company Stock which have been allocated to the accounts of individual participants and their beneficiaries are actually voted thereby, subject to each case to the fiduciary duties of the plan trustees and applicable law. The amount of our common stock beneficially owned by officers who serve as plan trustees and by all directors and executive officers as a group does not include the shares held by the plan trust other than shares specifically allocated to the individual officer’s account.

(4)

Based on the most current information obtained by Quaint Oak Bancorp from Mr. Lifschitz. Mr. Lifschitz reported sole voting and dispositive power with respect to the 181,600 shares which represented 6.9% of our outstanding common stock at March 24, 2026.

(5)

Includes share awards to directors and executive officers which are vesting within 60 days of the voting record date and stock options which have been granted to the directors and executive officers under Quaint Oak Bancorp’s 2013 Stock Incentive Plan and 2018 Stock Incentive Plan which are exercisable within 60 days of the voting record date as follows:

Name	Stock Options	Share Awards
John J. Augustine, CPA	26,000	900
James J. Clarke, Ph.D.	3,100	200
Andrew E. DiPiero, Jr., Esq.	7,000	200
Kenneth R. Gant, MBA	6,000	200
William R. Gonzalez.	20,220	900
Bora Ozkan, Ph.D	3,000	200
Robert J. Phillips	7,115	200
Robert T. Strong	21,462	900
Susan M. Vettori	3,000	200
Aimee K. Ott	17,136	900
All directors and executive officers as a group (10 persons)	114,033	4.800

(6)

Includes 3,000 shares held by Mr. Augustine’s spouse, 25,200 shares held in Mr. Augustine’s individual retirement account, 14,907 shares held in Mr. Augustine’s account in the 401(k) Plan and 22,215.5037 shares allocated to Mr. Augustine’s account in the ESOP.

(7)	Includes 35,850 shares held jointly with Mr. Clarke’s spouse.

(8)	Includes 2,000 shares held by Mr. DiPiero’s spouse and 11,000 shares held in Mr. DiPiero’s individual retirement account.

(9)	Includes 20,000 shares held in Mr. Gant’s individual retirement account and 800 shares held in custody by Mr. Gant for his daughter.

(10)

Includes 1,203.1249 shares allocated to Mr. Gonzalez’s spouse in the Quaint Oak Bancorp ESOP, 18,749 shares held in Mr. Gonzalez’s account in the 401(k) Plan and 13,090.8859 shares allocated to Mr. Gonzalez’s account in the ESOP.

(11)	Includes 72,758 shares held jointly with Mr. Phillips’s spouse, 608 shares held by his spouse and 1,291 shares held in Mr. Phillips’s individual retirement account.

(12)

Includes 206,908 shares held jointly with Mr. Strong’s spouse, 22,742 shares held in Mr. Strong’s individual retirement account, 10,734 shares held in Mr. Strong’s account in the 401(k) Plan and 33,813.7914 shares allocated to Mr. Strong’s account in the ESOP. The address for Mr. Strong is c/o Quaint Oak Bank, 501 Knowles Avenue, Southampton, Pennsylvania 18966.

(13)	Includes 5,357 shares held in Ms. Ott’s account with 401(k) Plan and 5,282.8622 shares allocated to Ms. Ott’s account in the ESOP.

(14)

Includes an aggregate of 49,747 shares of common stock held in the 401(k) Plan and 74,403.0432 shares of common stock which are held by the Quaint Oak Bancorp, Inc. ESOP on behalf of our executive officers as a group.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of Quaint Oak Bancorp, Inc.’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Other than Mr. Strong, we know of no person who owns 10% or more of our common stock. Based solely on review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, 2025, all of our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a), with the exception of Mr. Phillips who was late reporting one transaction on Form 4 which was a broker-directed sale of one share in his individual retirement account.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Quaint Oak Bancorp relating to the next annual meeting of shareholders, which is expected to be held in May 2027, must be received at our principal executive offices located at 501 Knowles Avenue, Southampton, Pennsylvania 18966, Attention: Aimee K. Ott, Corporate Secretary, no later than December 9, 2026. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Section 2.10 of our Bylaws, which provides that the shareholder must give timely notice thereof in writing to the Corporate Secretary. To be timely with respect to the annual meeting of shareholders expected to be held in May 2027, a shareholder’s notice must be delivered to, or mailed and received at, our principal executive offices no later than December 9, 2026. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting the information required by Section 2.10 of our Bylaws.

Shareholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. For our annual meeting in 2027, this notice must be received by December 9, 2026. Each written notice of a shareholder nomination is required to set forth certain information specified in Section 3.12 of Quaint Oak Bancorp’s Bylaws. We did not receive any shareholder nominations with respect to this annual meeting.

Other Shareholder Communications. Our Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Quaint Oak Bancorp, Inc., c/o Aimee K. Ott, Corporate Secretary, 501 Knowles Avenue, Southampton, Pennsylvania 18966.

ANNUAL REPORTS

A copy of our Annual Report to Shareholders for the year ended December 31, 2025, accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder without charge a copy of our Annual Report on Form 10-K (without exhibits) for fiscal 2025 required to be filed with the Securities and Exchange Commission. In addition, upon written request, we will furnish copies of the exhibits to the Annual Report on Form 10-K for a fee that covers our reasonable expenses in furnishing such exhibits. Such written requests should be directed to Aimee K. Ott, Corporate Secretary, Quaint Oak Bancorp, 501 Knowles Avenue, Southampton, Pennsylvania 18966. The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Quaint Oak Bancorp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

QUAINT OAK BANCORP INC VOTE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ TO HAVE YOUR VOTE COUNTED YOU MUST VOTE BY MAIL. SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote "FOR" all the nominees for director listed and "FOR" Proposal 2.

1. Election of Directors: NOMINEES for a three-year term expiring in 2029:

Nominee	For	Withhold
01 - James J. Clarke, Ph.D.	☐	☐
02 - William R. Gonzalez, MBA	☐	☐
03 - Susan M. Vettori	☐	☐

Proposal	For	Against	Abstain
2. Proposal to ratify the appointment of S.R. Snodgrass, P.C. as Quaint Oak Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy exactly as your name appears on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

Date (mm/dd/yyyy) — Please print date below.   /   /

Signature 1 — Please keep signature within the box.

1 P C F

048YLB

IMPORTANT ANNUAL MEETING INFORMATION

www.quaintoak.com/investors/annual-meeting/.

The proxy statement also contains directions to attend the annual meeting.

▼ TO HAVE YOUR VOTE COUNTED YOU MUST VOTE BY MAIL. SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

REVOCABLE PROXY — QUAINT OAK BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUAINT OAK BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2026 AND AT ANY ADJOURNMENT THEREOF.

The Board of Directors of Quaint Oak Bancorp, or any successors thereto, are hereby appointed as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Quaint Oak Bancorp held of record by the shareholder named on the reverse side as of March 24, 2026, at the Annual Meeting of Shareholders to be held at Quaint Oak Bancorp's corporate headquarters located at 501 Knowles Avenue, Southampton, Pennsylvania 18966, on Wednesday, May 13, 2026, at 2:00 p.m., Eastern Time, and any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all the nominees for director listed on the reverse side and "FOR" Proposal 2.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF QUAINT OAK BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

C Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

QUAINT OAK
BANCORP INC

April 8, 2026

Re: Instructions for voting shares of Quaint Oak Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Quaint Oak Bancorp held in your account in the Quaint Oak Bank 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2025 Annual Report to Shareholders, and Voting Instruction Card. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing, and returning the enclosed Voting Instruction Card in the enclosed envelope **no later than three business days prior to the meeting, by May 8, 2026**. Computershare will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Quaint Oak Bancorp. **If your voting instructions are not received, the shares held in the 401(k) Plan will generally not be voted.** While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which are held in the 401(k) Plan. If you also own shares of Quaint Oak Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares. Please return all your voting material so that all your shares may be voted.

Sincerely,

Robert T. Strong
Chief Executive Officer

Quaint Oak Bancorp, Inc.
Robert T. Strong
Chief Executive Officer
215.364.4059

QUAINT OAK BANCORP INC VOTE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Voting Instruction Card

▼ TO HAVE YOUR VOTE COUNTED YOU MUST VOTE BY MAIL. SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote "FOR" all the nominees for director listed and "FOR" Proposal 2.

1. Election of Directors: NOMINEES for a three-year term expiring in 2029:

Nominee	For	Withhold
01 - James J. Clarke, Ph.D.	☐	☐
02 - William R. Gonzalez, MBA	☐	☐
03 - Susan M. Vettori	☐	☐

+

	For	Against	Abstain
2. Proposal to ratify the appointment of S.R. Snodgrass, P.C. as Quaint Oak Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this card exactly as your name appears on this card. When signing in a representative capacity, please give title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.
/ /	

1 P C F +

048YZC

▼ TO HAVE YOUR VOTE COUNTED YOU MUST VOTE BY MAIL. SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Voting Instruction Card – Quaint Oak Bancorp, Inc.

The participant named on the reverse side hereby instructs the Trustees of the Quaint Oak Bank 401(k) Plan to vote, as designated on the reverse side, all the shares of common stock of Quaint Oak Bancorp, Inc. allocated to my 401(k) account as of March 24, 2026 at the Annual Meeting of Shareholders to be held at the headquarters of Quaint Oak Bancorp, Inc. located at 501 Knowles Avenue, Southampton, Pennsylvania, on Wednesday, May 13, 2026, at 2:00 p.m., Eastern Time, or at any adjournment thereof.

THE SHARES OF QUAINT OAK BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF QUAINT OAK BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

Voting instructions must be received no later than three business days prior to the meeting, by May 8, 2026. If no voting instructions are received, the shares allocated to your account will not be voted.

QUAINT OAK
BANCORP INC

April 8, 2026

Re: Instructions for voting shares of Quaint Oak Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Quaint Oak Bancorp allocated to your account in the Quaint Oak Bancorp, Inc. ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2025 Annual Report to Shareholders, and Voting Instruction Card. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing, and returning the enclosed Voting Instruction Card in the enclosed envelope **no later than three business days prior to the meeting, by May 8, 2026**. Computershare will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Quaint Oak Bancorp. **If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.** While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP. If you also own shares of Quaint Oak Bancorp common stock outside of the ESOP, you should receive other voting material for those shares. Please return all your voting material so that all your shares may be voted.

Sincerely,

Robert T. Strong
Chief Executive Officer

Quaint Oak Bancorp, Inc.
Robert T. Strong
Chief Executive Officer
215.364.4059

▼ TO HAVE YOUR VOTE COUNTED YOU MUST VOTE BY MAIL. SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Voting Instruction Card - Quaint Oak Bancorp, Inc.

The participant named on the reverse side hereby instructs the Trustees of the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan (ESOP) to vote, as designated on the reverse side, all the shares of common stock of Quaint Oak Bancorp, Inc. allocated to my ESOP account as of March 24, 2026 at the Annual Meeting of Shareholders to be held at the headquarters of Quaint Oak Bancorp, Inc. located at 501 Knowles Avenue, Southampton, Pennsylvania, on Wednesday, May 13, 2026, at 2:00 p.m., Eastern Time, or at any adjournment thereof.

THE SHARES OF QUAINT OAK BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF QUAINT OAK BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

Voting instructions must be received no later than three business days prior to the meeting, by May 8, 2026. If no voting instructions are received, the shares allocated to your account will not be voted.